UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) April 23, 2008



                           GENERAL MOTORS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



               1-143                   DELAWARE                38-0572515
      (Commission File Number)     (State or other          (I.R.S. Employer
                                    jurisdiction of         Identification No.)
                                    incorporation)


      300 Renaissance Center, Detroit, Michigan                 48265-3000
      (Address of Principal Executive  Offices)                 (Zip Code)



                                 (313) 556-5000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


===============================================================================

ITEM 8.01.  OTHER EVENTS

On April 23, 2008 General Motors Corporation (GM) issued a news release announcing global quarterly sales. The release and charts are attached as
Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

                                     EXHIBIT
                                     -------

Exhibit                       Description                   Method of Filing
-------                       -----------                   ----------------

Exhibit 99.1                  Sales Release and Charts      Attached as Exhibit
                              Dated April 23, 2008





                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  April 23, 2008                By:  /s/NICK S. CYPRUS
                                     ---  -----------------
                                          (Nick S. Cyprus
                                          Controller and
                                          Chief Accounting Officer)